UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 13, 2005
                                                    ----------------


                              GLOBAL CONCEPTS, LTD.
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)


       Colorado                      0-25319                84-1191355
------------------------        ----------------        ------------------
(State of Incorporation)        (Commission File          (IRS Employer
                                     Number)            Identification No.)


                   501 Bloomfield Avenue, Montclair, NJ 07042
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (973) 233-1233
                          -----------------------------
                          Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.02    Non-Reliance on Previously Issued Financial Statements

Item 2.06    Material Impairment

         The U.S. management of Global Concepts, Ltd has discovered serious misconduct by the French management and internal accountants of its subsidiary, Compagnie Logistique de Transports Automobiles ("CLTA"). The misconduct involves both non-financial and financial matters.

         On October 13, 2005 a court in France assumed jurisdiction over CLTA and appointed a receiver for the purpose of liquidating CLTA. In light of the malfeasance by CLTA's French management, Global Concepts did not interpose any objection to the liquidation of CLTA. Accordingly, Global Concepts' Board of Directors has concluded that a material charge for impairment of the entire book value of CLTA is required, but cannot estimate at this time the amount of the required charge.

         Global Concepts' management is currently working with French legal counsel, special forensic accountants in France, and its internal and external accountants in the United States to determine the full extent of the misconduct by the French management. That investigation will determine what remedies may be available to Global Concepts, Ltd.

         The Board of Directors of Global Concepts has determined that the unaudited financial statements contained in Global Concepts' Quarterly Reports on Form 10-QSB for the periods ended March 31, 2005 and June 30, 2005 should not be relied upon, due to the misconduct by CLTA's management. The full extent of the misconduct cannot be determined at this time. However, the Board of Directors believes that the financial statements provided by the French management of CLTA materially overstated revenue, and that assets and liabilities had been materially misstated. The revenue and income reported by CLTA represented substantially all of the revenue and income reported by Global Concepts for the first six months of 2005.

Item 9.01    Financial Statements and Exhibits

Exhibits
--------

99   Press release dated October 17, 2005

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GLOBAL CONCEPTS, LTD.

Dated: October 16, 2005                   By:/s/ Michael Margolies
                                          -----------------------------
                                          Michael Margolies
                                          Chief Executive Officer